Effective immediately, all references and information related to MFS Emerging Markets Debt Local Currency Fund are hereby deleted in their entirety, with the exception of references in Appendix J - Financial Intermediary Compensation.

Effective immediately, the sub-section entitled "Organization of the Fund" under the main heading "Management of the Fund" is restated in its entirety as follows:

Organization of the Fund

MFS Equity Income Fund, an open-end investment company, is a series of MFS Series Trust VII, a Massachusetts business trust organized in 1980. MFS Equity Income Fund is a diversified fund.

MFS Emerging Markets Debt Fund, an open-end investment company, is a series of MFS Series Trust X, a Massachusetts business trust organized in 1985. MFS Emerging Markets Debt Fund is a diversified fund.

1017768                                                                                                                                                                                          1                                                                                  RETAIL-SAI-SUP-I-092915